Customer Deposits	12 Months Ended
Dec. 31, 2017
Deposits From Customers [Abstract]
Customer Deposits
25.	CUSTOMER DEPOSITS

The Corporation holds customer deposits, along with winnings and any bonuses in trust accounts from which money may not be removed if it would result in a shortfall of such deposits. These deposits are included in current assets in the consolidated statements of financial position under Cash - customer deposits and Current investments – customer deposits and includes cash and short term, highly liquid investments. Customer deposits are segregated as follows:

	As at December 31,
	2017	2016
	$000's	$000's
Cash - customer deposits	227,098	138,225
Current investments - customer deposits	122,668	228,510
Total	349,766	366,735
Customer deposits liability	349,766	366,735

Customer deposit liabilities relate to customer deposits which are held in multiple bank and investment accounts that are segregated from those holding operational funds.